EXHIBIT 10.49

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

AMENDMENT NO. 3 TO THE
XBOX ONE PUBLISHER LICENSE AGREEMENT
(MOQ, Platform Royalties, Greatest Hits, Asian Localized Incentive Program, and Xbox Live Incentive Program)

This Amendment to the Xbox One Publisher License Agreement (this “Amendment”) is effective as of [***] (the “Amendment Effective Date”) by and between Microsoft Corporation, a Washington corporation (“Microsoft”), and Take-Two Interactive Software, Inc. (“Publisher”), and supplements that certain Xbox One Publisher License Agreement between the parties dated as of [***], as amended (the “Xbox One PLA”).

RECITALS

A.                                    Microsoft and Publisher entered into the Xbox One PLA to establish the terms under which Publisher may publish video games for Microsoft’s Xbox One video game system.

B.                                    The parties now wish to amend certain terms of the Xbox One PLA as set forth below.

Accordingly, for and in consideration of the mutual covenants and conditions contained herein, and for other good and valuable consideration, receipt of which each party hereby acknowledges, Microsoft and Publisher agree as follows:

1.                                      Definitions.  Unless defined in this Amendment, capitalized terms shall have the same meanings as those ascribed to them in the Xbox One PLA. The following new definitions are hereby added to Section 2 of the Xbox One PLA:

1.1.                            “Greatest Hits Program” means the Xbox One Greatest Hits program.

1.2.                            “Greatest Hits FPU” means each unit of a Software Title that qualifies for and participates in the Greatest Hits Program.

1.3.                            “Greatest Hits Software Title” means any Software Title that qualifies to participate in the Greatest Hits Program pursuant to Section 1.5 of Exhibit 1.

1.4.                            “Standard FPU” means an FPU of a Software Title that is not a Greatest Hits FPU.

1.5.                            “Standard Software Title” means any Software Title that is not a Greatest Hits Software Title.

2.                                      Minimum Order Quantities.  Beginning on the later of the date this Amendment is executed by Microsoft or [***], Section 7.10 of the Xbox One PLA shall be deleted in its entirety and replaced with the following:

7.10                        Minimum order quantities.  [***], Publisher’s first FPU order for a Software Title must at least meet the full minimum order quantities (“MOQs”) as described below and in

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

the Publisher Guide. Microsoft may update and revise the MOQs in [***]. Current MOQs are set forth in Table 1 below. Publisher must meet MOQs independently for each Sales Territory. For example, if an FPU is released in both the [***].

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3.                                      Payment for MOQ shortfall.  A new Section 7.10.1 shall be added to the Xbox One PLA as follows:

7.10.1              Payment for MOQ shortfall.  On a Software Title by Software Title basis, if Publisher fails to satisfy any of the MOQ requirements set forth in Section 7.10 within [***], Publisher shall, [***], pay Microsoft a royalty equal to the applicable royalty for such [***].

4.                                      Platform Royalty.  Beginning on the later of the date this Amendment is executed by Microsoft or [***], Section 1 of Exhibit 1 of the Xbox One PLA shall be deleted in its entirety and replaced with the following:

1.                                      Platform royalty.  For each FPU manufactured on or after [***], Publisher will pay Microsoft [***] of this Exhibit 1, and based on the [***]. To determine the applicable royalty [***].

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[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

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5.                                      Exhibit 1, Section 1.  For clarity, Sections 1.1 (Standard Software Titles), 1.2 (Cross Sales Territory sales), 1.3 (Unit Discounts), and 1.4 (Royalty Tier migration) of Exhibit 1 shall remain unchanged.

6.                                      Greatest Hits Program.  Beginning on the later of the date this Amendment is executed by Microsoft or [***], the following new Section 1.5 (Greatest Hits Program) shall be added to Exhibit 1, Section 1 of the Xbox One PLA:

1.5                               Greatest Hits Program.  In each Sales Territory, if (i) a Software Title meets the criteria set forth below at the time of the targeted Commercial Release date of the Greatest Hits FPU; and (ii) Publisher satisfies all the conditions set forth below, Publisher is authorized to manufacture and distribute Greatest Hits FPUs in such Sales Territory at the royalty rate in Table 2 of Section 1 above applicable to Greatest Hits FPUs.

1.5.1                     The Software Title must have been commercially available as a Standard FPU in the applicable Sales Territory for at least [***] at the time of Commercial Release of the Greatest Hits FPU.

1.5.2                     As of the date Publisher wishes to Commercially Release the Software Title as a Greatest Hits FPU, Publisher must have manufactured the [***]:

[***]
	[***]	[***]	[***]	[***]	[***]	[***]
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1.5.3                     Packaging for a Greatest Hits Software Title must comply with all Microsoft packaging and branding requirements set forth in the Publisher Guide.

1.5.4                     The Greatest Hits FPU version must be the [***] to the Standard FPU version of the Software Title. Publisher may modify or add additional content or features to the Greatest Hits FPU version of the Software Title (e.g., demos or game play changes) subject to Microsoft’s review and approval, and Publisher acknowledges that any such modifications or additions may require the Software Title to be re-Certified at Publisher’s expense.

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

1.5.5                     Publisher acknowledges that Microsoft may change any of the qualifications for participation in a Greatest Hits Program upon [***] written notice to Publisher.

1.5.6                     Publisher shall submit to Microsoft, at least [***] prior to the targeted Commercial Release of the Greatest Hits Software Title, a completed and signed Xbox One Greatest Hits Programs Election Form in the form attached hereto as Exhibit 7 (as may be updated via the Publisher Guide) for each Sales Territory. The Xbox One Greatest Hits Programs Election Form will be effective once it has been approved by Microsoft. If a Greatest Hits Software Title does not have an approved Xbox One Greatest Hits Programs Election Form as required hereunder (e.g., as a result of the Publisher not providing an Xbox One Greatest Hits Programs Election Form or because Microsoft has not approved the Xbox One Greatest Hits Programs Election Form), [***] (i.e., if Microsoft does not approve an Xbox One Greatest Hits Programs Election Form because it is filled out incorrectly, the royalty rate will default to the Royalty Tier that applied to the last manufacturing of the Software Title). Publisher may elect either [***] at initial Commercial Release as a Greatest Hits Software Title provided that the Greatest Hits Software Title meets the [***] requirements set forth in Table 1 above.

1.5.7                     After [***] from the Commercial Release of a Greatest Hits Software Title, Publisher may elect to change the previously elected Greatest Hits Tier royalty rate for such Greatest Hits Software Title to a lower Greatest Hits Tier royalty rate in a specific Sales Territory provided that the Greatest Hits Software Title has a [***] that meets the requirements for the newly elected Greatest Hits Tier royalty rate in Table 1 above.

1.5.8                     To change a previously elected Greatest Hits Tier royalty, Publisher must submit to Microsoft, at least [***] before placing the first manufacturing order for the applicable Greatest Hits Software Title, a completed Xbox One Greatest Hits Royalty Tier Migration Form (a “Greatest Hits Tier Migration Form”) set forth in Exhibit 8 for each Sales Territory. The change in royalty rate will only apply to manufacturing orders for such Greatest Hits Software Title placed after the relevant Greatest Hits Tier Migration Form has been approved by Microsoft.

7.                                      Asian Language Localization Incentive.  Beginning on the later of the date this Amendment is executed by Microsoft or [***], the following new Section 1.6 (Asian Language Localization Incentive) shall be added to Exhibit 1, Section 1 of the Xbox One PLA:

1.6                               Asian Language Localization Incentive Program.  As of [***], and continuing through [***], a Software Title that is Commercially Released in the Asian Sales Territory that meets the requirements set forth in Sections 1.6.1 and 1.6.2 below may qualify for a royalty rate that is [***] the royalty rate applicable to the Software Title’s WSP:

1.6.1                     [***]

(i)                                     The text and subtitles of the Software Title must be localized into Simplified and Traditional Chinese language (other languages are permitted); and

(ii)                                  The Packaging Materials must be in the Traditional Chinese language and support for Simplified Chinese language must be indicated on the Packaging Materials; and

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

(iii)          The Software Title must Commercially Release in all countries (with India being optional) in the Asian Sales Territory.

1.6.2                     [***]

(i)                                     The text and subtitles of the Software Title must be localized into the Korean language; and/or

(ii)                                  The Software Title is publicly announced that it will be localized for Simplified Chinese and Traditional Chinese languages no later than [***], and the corresponding FPUs must be manufactured and Commercially Released no later than [***]. If the Software Title is also localized for the Korean language, and Publisher is intending to receive the Additional Tier Discount for Korean localization, then the Korean-language localization must also be included in the public announcement.

1.6.3                     Asian Language Localization Incentive Platform Royalty.  [***], Publisher will pay to Microsoft nonrefundable royalties per Table 3.2 of this Exhibit 1. [***].

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1.6.4                     Units manufactured for the Asian Sales Territory that qualify for this program will not qualify for the Unit Discount calculation set forth in Section 1.3 of Exhibit 1, Table 3, nor will the Software Titles be permitted to migrate royalty tiers under Section 1.4 of Exhibit 1 while participating in this program. Such units will be included in the Greatest Hits Program manufacturing requirements set forth in Section 1.5 (Table 3.1). With respect to any single Software Title, all units manufactured in addition [***] will be charged the applicable Royalty Tier based on the WSP of the Software Title for the Asian Sales Territory designated in Section 1, Exhibit 1, Tables 1 and 2.

1.6.6                     Publisher shall submit to Microsoft, at least [***] prior to the targeted Commercial Release of the Software Title, a completed “Xbox One Asian Language Localization Tier Selection Form” for each Software Title in the form attached to this agreement as Exhibit 9 (as may be updated via the Publisher Guide). The selection in such form will be effective only once approved by Microsoft. If the Software Title does not have an approved Xbox One Asian Language Localization Tier Selection Form (e.g., due to Publisher not providing, or Microsoft not yet approving the form), the royalty rate for such Software Title will [***].

8.                                      Xbox Live Incentive.  Exhibit 6, Section 7 of the Xbox One PLA is hereby replaced with the following:

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

7.                                      Program Term, Termination, and Changes.  This Xbox Live Incentive Program will commence on [***], and will be available until [***], unless earlier terminated by Microsoft upon written notice to Publisher (“Program Term”). Microsoft may change or discontinue the Xbox Live Incentive Program by providing Publisher with [***] written notice.

9.                                      Exhibits.  Exhibit 2 of the Xbox One PLA is hereby amended and restated in its entirety as attached hereto. Exhibits 7, 8 and 9 are hereby added to the Xbox One PLA as attached hereto.

10.                               Except and to the extent expressly modified by this Amendment, the Xbox One PLA shall remain in full force and effect and is hereby ratified and confirmed. In the event of any conflict between this Amendment and the Xbox One PLA the terms of this Amendment shall control.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the Amendment Effective Date.

Microsoft Corporation		Take-Two Interactive Software, Inc.
Signature:	Mohammad Shafaqat	Signature:	Dan Emerson
Name:	Mohammad Shafaqat	Name:	Dan Emerson
Title:	xbox Program Manager	Title:	EVP & GC
Date:	9/2/2015	Date:	9/2/2015

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

EXHIBIT 2 — XBOX ONE ROYALTY TIER SELECTION FORM

Please complete and sign the form, and submit via email to 3PPOPS@microsoft.com with CC to your Account Manager or submit electronically. If more information on electronic submission is needed, please contact your Account Manager.

A.            This form must be submitted at least [***] prior to the first manufacturing order being placed for the Software Title for each respective Sales Territory. If this form is not submitted on time or is rejected by Microsoft, the royalty rate will [***] for the applicable Sales Territory.

B.            A separate form must be submitted for each Sales Territory.

C.            Initial order must meet MOQ for the Sales Territory listed in Section 7.10, Table 1 of the Agreement and the Publisher Guide.

D.            If a Base Game edition and a non-standard edition (such as GOTY, Special, Limited, Collectors’ Editions or Compilations) will both be commercially available, the “Xbox One Royalty Tier Selection Form for Non-Standard or Bundle Editions” must also be submitted.

1.              Publisher Name:

2.              Xbox One Software Title Name:

3.              Date of First Commercial Release (mm/dd/yy):

4.              Sales Territory or Program (check one):

☐ North America	☐ European	☐ Australian	☐ South American	☐ Asian	☐ Japan

5.              Final Certification Date(mm/dd/yy):

6.              [***]:

[***]	[***]

[***]	[***]

[***]

The undersigned represents that he/she has authority to submit this form on behalf of the above Publisher, and that the information contained herein is true and accurate.

To avoid manufacturing delays at your Authorized Replicator, your disc manufacturing order must include the intended Sales Territory or Program as indicated above.
By (sign)

Name, Title (Print)

E-Mail Address (for confirmation of receipt)

Date (Print mm/dd/yy)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

EXHIBIT 7 — XBOX ONE GREATEST HITS PROGRAM

Please complete, sign the form, and submit via email to 3PPOPS@MICROSOFT.COM with CC to your Account Manager.

A.            This form must be submitted by Publisher at least [***] prior to the target Commercial Release date for a Software Title in a Greatest Hits Program in any Sales Territory. If this form is not submitted on time or is rejected by Microsoft, orders will be held from manufacturing until such time MS has approved and/or configured the request in their systems.

B.            A separate form must be submitted for each Sales Territory and for each Greatest Hits Program in which Publisher wishes to publish a Software Title as part of a Greatest Hits Program.

1.              Publisher Name:

2.              Xbox One Software Title Name:

3.              BinaryID(s)of build to manufacture: If not available to Publisher, please leave blank.

4.              [***]

[***]	[***]	[***]	[***]	[***]	[***]
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[***]	[***]	[***]	[***]	[***]	[***]

5.              Date of Commercial Release of Software Title in applicable Sales Territory (mm/dd/yy):

6.              Number of Standard FPUs manufactured to date for the Software Title in the applicable Sales Territory:

7.              Projected Commercial Release date of Software Title in the applicable Sales Territory as part of Hits Program mm/dd/yy):

8.              Initial order quantity of Hits Titles manufactured for Sales Territory:

The undersigned represents that he/she has authority to submit this form on behalf of the above Publisher, and that the information contained herein is true and accurate.

To avoid manufacturing delays at your Authorized Replicator, your disc manufacturing order must include: • Xbox One Sales Territory • Greatest Hits Program
By (sign)

Name, Title (Print)

E-Mail Address (for confirmation of receipt)

Date (Print mm/dd/yy)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

EXHIBIT 8 - XBOX ONE GREATEST HITS ROYALTY TIER MIGRATION FORM

Please complete, sign the form, and submit via email to 3PPOPS@MICROSOFT.COM with CC to your Account Manager.

A.            This form must be submitted at least [***] prior to the first manufacturing order under the new Royalty Tier selected in this form. If this form is not submitted on time or is rejected by Microsoft, the royalty rate will default to the Greatest Hits Royalty Tier under which the Software Title was last manufactured.

B.            A Software Title must have been Commercially Released as a Greatest Hits FPU for at least [***] in a Sales Territory prior to the Software Title’s first migration to a new Royalty Tier in such Sales Territory.

C.            A separate form must be submitted for each tier migration for the Sales Territory in which Publisher desires to change the applicable Royalty Tier.

1.              Publisher Name:

2.              Xbox One Software Title Name:

3.              BinaryID(s)of build to manufacture:

4.              Sales Territory (check one):

☐ North America	☐ European	☐ Australian	☐ South American	☐ Asian	☐ Japan

5.              [***]

[***]

The undersigned represents that he/she has authority to submit this form on behalf of the above Publisher, and that the information contained herein is true and accurate.

To avoid manufacturing delays at your Authorized Replicator, your disc manufacturing order must include: • Sales Territory • Greatest Hits Program
By (sign)

Name, Title (Print)

E-Mail Address (for confirmation of receipt)

Date (Print mm/dd/yy)

[***] INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED. ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO THE RULES APPLICABLE TO SUCH CONFIDENTIAL TREATMENT REQUEST.

EXHIBIT 9 — XBOX ONE ASIAN LANGUAGE LOCALIZATION TIER SELECTION FORM

Please complete and sign the form, and submit via email to 3PPOPS@microsoft.com with CC to your Account Manager or submit electronically. If more information on electronic submission is needed, please contact your Account Manager.

A.            This form must be submitted at least [***] prior to the first manufacturing order being placed for the Software Title for each respective Sales Territory. If this form is not submitted on time or is rejected by Microsoft, the royalty rate will default to Tier 1 for the applicable Sales Territory.

B.            Initial order must meet MOQ for the Asian Sales Territory listed in Section 7.10, Table 1 of the Agreement and the Publisher Guide.

C.            If a Base Game edition and a non-standard edition (such as GOTY, Special, Limited, Collectors’ Editions or Compilations) will both be commercially available, the “Xbox One Royalty Tier Selection Form for Non-Standard or Bundle Editions” must also be submitted.

1.            Publisher Name:

2.            Xbox One Software Title Name:

3.            Date of First Commercial Release (mm/dd/yy):

4.            Final Certification Date(mm/dd/yy):

5.            [***]

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[***]	[***] [***] [***] [***] [***] [***]
• [***]
• [***]
• [***]

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• [***]
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• [***]

The undersigned represents that he/she has authority to submit this form on behalf of the above Publisher, and that the information contained herein is true and accurate.

To avoid manufacturing delays at your Authorized Replicator, your disc manufacturing order must include: • Asian Sales Territory • Asian Language Localization Program (ALLP)
By (sign)

Name, Title (Print)

E-Mail Address (for confirmation of receipt)

Date (Print mm/dd/yy)